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                                                                      EXHIBIT 25
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                            -------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                   -------------------------------------------

               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                     A TRUSTEE PURSUANT TO SECTION 305(b)(2)

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                    JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

                                                                   13-4994650
(State of incorporation                                      (I.R.S. employer
if not a national bank)                                   identification No.)

1111 POLARIS PARKWAY
COLUMBUS, OHIO                                                          43271
(Address of principal executive offices)                           (Zip Code)

                                Thomas F. Godfrey
                  Vice President and Assistant General Counsel
                    JPMorgan Chase Bank, National Association
                       1 Chase Manhattan Plaza, 25th Floor
                               New York, NY 10081
                               Tel: (212) 552-2192
            (Name, address and telephone number of agent for service)

                  --------------------------------------------

                               NCL CORPORATION LTD
               (Exact name of obligor as specified in its charter)


Bermuda                                                                     N/A
 (State or other jurisdiction of                               (I.R.S. employer
incorporation or organization)                              identification No.)

7665 Corporate Center Drive
Miami, Florida                                                            33126
(Address of principal executive offices)                             (Zip Code)

                  --------------------------------------------

                          10 5/8% SENIOR NOTES DUE 2014

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                                     GENERAL

Item 1.  General Information.

         Furnish the following information as to the trustee:


         (a) Name and address of each examining or supervising authority to which it is subject.

               Comptroller of the Currency, Washington, D.C.

               Board of Governors of the Federal Reserve System, Washington, D.C., 20551

               Federal Deposit Insurance Corporation, Washington, D.C., 20429.


         (b)   Whether it is authorized to exercise corporate trust powers.

               Yes.

Item 2.  Affiliations with the Obligor and Guarantors.

         If the obligor or any guarantor is an affiliate of the trustee, describe each such affiliation.

         None.






                                       -2-


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Item 16.   List of Exhibits

           List below all exhibits filed as a part of this Statement of Eligibility.

         1. A copy of the Articles of Association of JPMorgan Chase Bank, N.A. (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

         2. A copy of the Certificate of Authority of the Comptroller of the Currency for the trustee to commence business. (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

         3. None, the authority of the trustee to exercise corporate trust powers being contained in the documents described in Exhibits 1 and 2.

         4. A copy of the existing By-Laws of the Trustee. (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

         5. Not applicable.

         6. The consent of the Trustee required by Section 321(b) of the Act. (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

         7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

         8. Not applicable.

         9. Not applicable.

                                    SIGNATURE

            Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, JPMorgan Chase Bank, N.A., has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 30th day of September, 2005.

                                                    JPMORGAN CHASE BANK, N.A.

                                                   By /s/     Carol Ng
                                                      --------------------------
                                                      Carol Ng
                                                      Vice President


                                       -3-


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                              Exhibit 7 to Form T-1


                                Bank Call Notice

                             RESERVE DISTRICT NO. 2
                       CONSOLIDATED REPORT OF CONDITION OF

                            JPMorgan Chase Bank, N.A.
                  of 1111 Polaris Parkway, Columbus, Ohio 43271
                     and Foreign and Domestic Subsidiaries,
                     a member of the Federal Reserve System,

                   at the close of business June 30, 2005, in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.




                                                        DOLLAR AMOUNTS
                     ASSETS                              IN MILLIONS
                                                        --------------

Cash and balances due from depository institutions:
     Noninterest-bearing balances and
     currency and coin .............................      $ 33,595
     Interest-bearing balances .....................         9,074
Securities:
Held to maturity securities ........................            92
Available for sale securities ......................        46,530
Federal funds sold and securities purchased under
     agreements to resell ..........................
     Federal funds sold in domestic offices ........        27,359
     Securities purchased under agreements to resell       162,222
Loans and lease financing receivables:
     Loans and leases held for sale ................        28,317
     Loans and leases, net of unearned income ......      $348,961
     Less: Allowance for loan and lease losses .....         4,676
     Loans and leases, net of unearned income and
     allowance .....................................       344,285
Trading Assets .....................................       231,417
Premises and fixed assets (including
     capitalized leases) ...........................         8,360
Other real estate owned ............................           142
Investments in unconsolidated subsidiaries and
     associated companies ..........................           818
Customers' liability to this bank on acceptances
     outstanding ...................................           549
Intangible assets
        Goodwill ...................................        23,432
        Other Intangible assets ....................         9,440
Other assets .......................................        47,481
                                                          --------
TOTAL ASSETS .......................................      $973,113
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                                  LIABILITIES
Deposits
     In domestic offices ................................      $ 383,950
     Noninterest-bearing ................................      $ 141,374
     Interest-bearing ...................................        242,576
     In foreign offices, Edge and Agreement
     subsidiaries and IBF's .............................        145,247
     Noninterest-bearing ................................      $   7,348
     Interest-bearing ...................................        137,899

Federal funds purchased and securities sold under agree-
ments to repurchase:
     Federal funds purchased in domestic offices ........          8,743
     Securities sold under agreements to repurchase .....         93,698
Trading liabilities .....................................        117,933
Other borrowed money (includes mortgage indebtedness
     and obligations under capitalized leases) ..........         79,495
Bank's liability on acceptances executed and outstanding             549
Subordinated notes and debentures .......................         17,982
Other liabilities .......................................         40,922
TOTAL LIABILITIES .......................................        888,519
Minority Interest in consolidated subsidiaries ..........          1,426

                                 EQUITY CAPITAL

Perpetual preferred stock and related surplus ...........              0
Common stock ............................................          1,785
Surplus  (exclude all surplus related to preferred stock)         58,838
Retained earnings .......................................         22,718
Accumulated other comprehensive income ..................           (173)
Other equity capital components .........................              0
TOTAL EQUITY CAPITAL ....................................         83,168
                                                               ---------
TOTAL LIABILITIES, MINORITY INTEREST, AND EQUITY CAPITAL       $ 973,113
                                                               =========


I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                                JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the in- structions issued by the appropriate Federal regulatory authority and is true and correct.



                               WILLIAM B. HARRISON, JR. )
                               JAMES DIMON              ) DIRECTORS
                               MICHAEL J. CAVANAGH      )